ADVISORSHARES FOLIOBEYOND SMART CORE BOND ETF

Schedule of Investments

September 30, 2020 (Unaudited)

Investments	Shares/Principal	Value
EXCHANGE TRADED FUNDS – 100.1%

Debt Fund – 100.1%
iShares 0-5 Year High Yield Corporate Bond ETF	15,096	$663,469
iShares 10-20 Year Treasury Bond ETF(a)	2,216	368,942
iShares 1-3 Year Treasury Bond ETF	1,389	120,163
iShares Agency Bond ETF	19,623	2,375,953
iShares CMBS ETF	4,364	242,289
iShares Short Treasury Bond ETF(a)	20,979	2,322,375
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	63,059	1,631,336
Total Exchange Traded Funds (Cost $7,618,542)		7,724,527

MONEY MARKET FUND – 0.4%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 0.05%(b) (Cost $31,257)	31,257	31,257

REPURCHASE AGREEMENTS – 4.9%(c)
BofA Securities, Inc., dated 09/30/20, due 10/01/20, 0.08%, total to be received $126,122, (collateralized by various U.S. Government Agency Obligations, 2.00%-5.00%, 03/01/36-05/01/58, totaling $128,311)	$126,122	126,122
RBC Dominion Securities, Inc., dated 09/30/20, due 10/01/20, 0.08%, total to be received $250,001, (collateralized by various U.S. Government Agency Obligations, 0.00%-5.50%, 10/27/20-07/15/61, totaling $254,463)	250,000	250,000
Total Repurchase Agreements (Cost $376,122)		376,122

Total Investments – 105.4% (Cost $8,025,921)		8,131,906
Liabilities in Excess of Other Assets – (5.4%)		(410,812)
Net Assets – 100.0%		$7,721,094

ETF - Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,688,653; the aggregate market value of the collateral held by the fund is $2,745,799. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $2,369,677.
(b)	Rate shown reflects the 7-day yield as of September 30, 2020.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES FOLIOBEYOND SMART CORE BOND ETF

Schedule of Investments (continued)

September 30, 2020 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$7,724,527	$–	$–	$7,724,527
Money Market Fund	31,257	–	–	31,257
Repurchase Agreements	–	376,122	–	376,122
Total	$7,755,784	$376,122	$–	$8,131,906

SUMMARY OF SCHEDULE OF INVESTMENTS
% of
Net Assets
Debt Fund	100.1%
Money Market Fund	0.4
Repurchase Agreements	4.9
Total Investments	105.4
Liabilities in Excess of Other Assets	(5.4)
Net Assets	100.0%